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                                                                    Exhibit 10.2

                             CONSENT AND AMENDMENT



     This Consent and Amendment (this "Agreement") is entered into as of October
                                       ---------
2, 2000 (the "Effective Date"), by and (1) among Rhythms NetConnections Inc.
              --------------
("Rhythms"), Rhythms Links Inc. ("Links"), RCanada, Inc. ("RCanada"), all
---------                         -----                    -------
corporations formed under and governed by the laws of the State of Delaware, (2) AXXENT Corp. (formerly known as Optel Communications Corporation), a corporation incorporated under and governed by the laws of the Province of Ontario ("AXXENT
                                                                         ------
Corp."), and (3) Rhythms Canada Inc., a corporation incorporated under the laws
-----
of New Brunswick ("Rhythms Canada").
                   --------------

                                   RECITALS

     WHEREAS, Rhythms, Links and AXXENT Corp. are parties to that certain Joint Venture Agreement, dated as of January 1, 2000 (the "JV Agreement"); and
                                                      ------------

     WHEREAS, pursuant to the JV Agreement, Rhythms, Links and AXXENT Corp. established a joint venture through the formation of Rhythms Canada to market and provide data communication products and services within selected markets in Canada; and

     WHEREAS, pursuant to the JV Agreement, Rhythms purchased US$5,300,000 in equity securities of AXXENT, Inc. (formerly known as OCI Communications Inc.) ("AXXENT Inc.") (the "AXXENT Stock"); and
-------------         ------------

     WHEREAS, pursuant to the JV Agreement, Rhythms and Links purchased 100,000 Class A Voting Shares of Rhythms Canada ("Rhythms Canada Stock"); and
                                          --------------------

     WHEREAS, RCanada and RAxxent, Inc., a Delaware corporation ("RAxxent"), are
                                                                  -------
wholly-owned subsidiaries of Rhythms; and

     WHEREAS, AXXENT Corp. is a wholly-owned subsidiary of AXXENT Inc.; and

     WHEREAS, Rhythms has transferred (or, currently herewith, is transferring) ownership of its AXXENT Stock to RAxxent; and

     WHEREAS, Rhythms desires to transfer ownership of its Rhythms Canada Stock to RCanada ; and

     WHEREAS, Rhythms and Links desire to amend the JV Agreement to add RCanada as a party to the JV Agreement; and

     WHEREAS, the JV Agreement requires Rhythms and Links to obtain the written consent of AXXENT Corp. prior to assigning any of their rights or obligations under the JV Agreement to any other party; and


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     WHEREAS, the JV Agreement requires the unanimous decision of the Rhythms
Canada Board of Directors (the "Rhythms Canada Board") prior to admitting an
                                --------------------
additional party to the JV Agreement; and

     WHEREAS, on October 16, 2000, the Rhythms Canada Board unanimously consented to the addition of RCanada as a party to the JV Agreement (the "Rhythms Canada Board Consent," a copy of which is attached here to as
-----------------------------
Exhibit A).

     WHEREAS, the JV Agreement requires that, prior to admitting any additional party to the JV Agreement, such additional party must agree in writing to adhere to the JV Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

                                   AGREEMENT

     1.   Addition of RCanada as a Party to the JV Agreement. Upon the Effective
          --------------------------------------------------
Date hereof, RCanada shall become a party to the JV Agreement.

     2.   Consent of AXXENT Corp. Upon the Effective Date, AXXENT Corp.
          ----------------------
consents to the addition of RCanada as a party to the JV Agreement and, from and after the Effective Date, any and all references to Rhythms in the JV Agreement shall include RCanada.

     3.   Consent of Rhythms Canada. Upon the Effective Date hereof and
          -------------------------
pursuant to the Rhythms Canada Board Consent, Rhythms Canada consents to the addition of RCanada as a party to the JV Agreement.

     4.   Agreement of RCanada.  Upon the Effective Date hereof, RCanada
          --------------------
agrees to become a party to the JV Agreement and adhere to the terms and conditions of the JV Agreement.

     5.   Agreement of Rhythms and Links. Rhythms and Links agree that nothing
          ------------------------------
herein shall diminish or alter the obligations of Rhythms or Links pursuant to the JV Agreement.

     6.   Agreement of RAxxent. RAxxent agrees to assume all obligations of
          --------------------
Rhythms with respect to the AXXENT Stock including any applicable share transfer restrictions.

     7.   Miscellaneous.
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          (a)  Assignment.  Neither this Agreement nor any of the rights or
               ----------
               obligations under this Agreement may be assigned by any party without the prior written consent of the other parties.

          (b)  Governing Law. This Agreement will be governed by and interpreted
               -------------
               in accordance with the internal laws of the Province of Ontario and the


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               federal laws of Canada applicable therein, without regard to conflicts- of-laws provisions.

          (d)  Waiver.  The waiver by any party of a breach or a default of any
               ------
provision of this Agreement by the other party will not be construed as a waiver of any succeeding breach of the same or any other provision nor will any delay or omission on the party of any party to exercise or avail itself of any right, power or privilege that it has or may have operated as a waiver of any right, power or privilege by the other parties.

          (e)  Notice, Consents, Etc.  Except as otherwise provided in this
               ---------------------
Agreement, all notices, consents, agreements, confirmations, designations, indications, request, authorizations, and the like to be give under this Agreement will be sufficient if in writing and sent via first call mail, or delivered in person or by express courier or by facsimile with confirmed receipt (with a copy sent via first class mail), addressed as follows:

          If to Rhythms, Links and RCanada:

               Rhythms NetConnections Inc.
               9100 East Mineral Circle
               Englewood, Colorado 80112
               Attn: Jeffrey Blumenfeld
               Fax No.: (202) 966-6460

          With a copies to:

               Brownstein, Hyatt & Farber, P.C.
               410 17th Street, 22nd Floor
               Denver, Colorado 80202
               Attn: John Ruppert
               Fax No.: (303) 223-0970

          If to AXXENT Corp:

               AXXENT Corp.
               111 Peter Street
               Toronto, Ontario M5V 2H1
               Attn: President
               Fax No.: (416) 907-2727

          With a copy to:

               AXXENT, Inc.
               111 Peter Street
               Toronto, Ontario M5V 2H1
               Attn: Chief Financial Officer
               Fax No.: (416) 907-2727


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          If to Rhythms Canada:

               Rhythms Canada Inc.
               111 Peter Street
               Toronto, Ontario M5V 2H1
               Attn: President
               Fax No.: (416) 907-6139

          (f)  Entire Agreement.  This Agreement contains the full understanding
               ----------------
of the parties with respect to the subject matter of this Agreement and supersedes all prior understandings and writings relating to such subject matter. No waiver, alteration or modification of any of the provisions of this Agreement will be binding unless in writing and signed by all the parties.

          (g)  Headings.  The headings contained in this Agreement are for
               --------
convenience of reference only and will not be considered in construing this Agreement.

          (h)  Severability.  In the event that any provision of this Agreement
               ------------
is held by a court of competent jurisdiction to be unenforceable because it is invalid or in conflict with any law of any relevant jurisdiction, the validity of the remaining provisions will not be affected and the rights and obligations of the parties will be construed and enforced as if the Agreement did not contain the particular provision held to be unenforceable.

          (i)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.


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     IN WITNESS WHEROF, the parties have caused this Agreement to be executed in their names by their properly and duly authorized officers or representatives as of the Effective Date.

                                    RHYTHMS NETCONNECTIONS INC.,
                                    RHYTHMS LINKS INC., RAXXENT, INC. and
                                    RCANADA, INC.

                                    By:_____________________________________
                                       John Braukman
                                       Chief Financial Officer


                                    AXXENT CORP.

                                    By:_____________________________________
                                       Robert Latham
                                       Chief Executive Officer and President


                                    RHYTHMS CANADA INC.

                                    By:_____________________________________
                                       Norbert Dawalibi
                                       Chief Executive Officer


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                                   EXHIBIT A

See Attached.